Exhibit 99.1

Healthpeak Properties Closes Merger with Physicians Realty Trust

DENVER --(BUSINESS WIRE)-- Healthpeak Properties, Inc. (NYSE: PEAK) (“Healthpeak”) today announced that it has closed on the previously announced merger with Physicians Realty Trust. The combined company will operate under the name “Healthpeak Properties, Inc.” and is expected to begin trading under the ticker symbol “DOC” at the open of trading on The New York Stock Exchange on March 4, 2024.

“We are pleased to announce the completion of our merger with Physicians Realty Trust,” said Scott Brinker, President and Chief Executive Officer of Healthpeak. “We believe this transaction augments our earnings, balance sheet, and platform. Our integration efforts are progressing ahead of schedule with property management internalized in four markets to date, with an additional five markets scheduled by the end of the second quarter. We expect to generate merger-related synergies of $40 million during 2024 with potential for $20 million or more of additional synergies by year-end 2025.”

In connection with the completion of the merger, the Healthpeak Board of Directors expanded from 8 to 13 directors with the addition of five new directors that previously served on the board of trustees of Physicians Realty Trust: John Thomas, who will serve as Vice Chair of the Healthpeak Board, as well as Ava Lias-Booker, Pamela Kessler, Governor Tommy Thompson, and Richard Weiss.

Additionally, on March 1, 2024, Healthpeak entered into a new $750 million 5-year unsecured term loan. Proceeds from the term loan were used toward the repayment of $210 million of Physicians Realty Trust private placement notes and will be used for general corporate purposes, including transaction costs and repayment of borrowings under Healthpeak's commercial paper program. Healthpeak has entered into swap agreements to fix the interest rate of the new term loan at approximately 4.5% for the full 5-year term of the loan.

ADVISORS

Barclays and Morgan Stanley & Co. LLC served as lead financial advisors, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, RBC Capital Markets, and Wells Fargo served as additional financial advisors, and Latham & Watkins LLP acted as legal advisor to Healthpeak.

BofA Securities and KeyBanc Capital Markets Inc. acted as lead financial advisors, BMO Capital Markets Corp. served as financial advisor, and Baker McKenzie acted as legal advisor to Physicians Realty Trust.

ABOUT HEALTHPEAK PROPERTIES

Healthpeak Properties, Inc. is a fully integrated real estate investment trust (REIT) and S&P 500 company. Healthpeak owns, operates, and develops high-quality real estate for healthcare discovery and delivery. For more information regarding Healthpeak, visit www.healthpeak.com.

FORWARD-LOOKING STATEMENTS

This communication may include “forward-looking statements,” including but not limited to those regarding the transactions between Healthpeak and Physicians Realty Trust, within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Healthpeak operates and beliefs of and assumptions made by Healthpeak management, involve uncertainties that could significantly affect the financial or operating results of Healthpeak, Physicians Realty Trust or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “projects,” “forecasts,” “will,” “may,” “potential,” “can,” “could,” “should,” “pro forma,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the transactions involving Healthpeak and Physicians Realty Trust, including future acquisitions, dispositions, financing activity, financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Healthpeak expects or anticipates will occur in the future — including statements relating to creating value for stockholders, benefits of the transactions to clients, tenants, employees, stockholders, and other constituents of the combined company, integrating the companies, and cost savings — are also forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Healthpeak believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Healthpeak can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the impact of indebtedness incurred in connection with the transactions; the ability to successfully integrate portfolios and business operations, including properties, tenants, property managers and employees; the ability to realize anticipated benefits and synergies of the transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Healthpeak; risks associated with the industry concentration of tenants; the potential impact of announcement of the transactions on business relationships, including with clients, tenants, property managers, customers, employees and competitors; risks related to diverting the attention of Healthpeak’s management from ongoing business operations; unfavorable outcomes of any legal proceedings that have been or may be instituted against Healthpeak or Physicians Realty Trust; costs related to uninsured losses, condemnation, or environmental issues, including risks of natural disasters; the ability to retain key personnel; costs, fees, expenses and charges related to the transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; risks related to the market value of shares of Healthpeak common stock issued in the transaction; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for Healthpeak common stock; impairment charges; unanticipated changes in Healthpeak’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the SEC by Healthpeak and Physicians Realty Trust. Moreover, other risks and uncertainties of which Healthpeak is not currently aware may also affect the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Healthpeak on its website or otherwise. Healthpeak does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

CONTACT

Andrew Johns, CFA

Senior Vice President – Investor Relations

720-428-5400